Monthly Payment
Report

Payment Statement
MERIT Series 10

Payment    28-Aug-99
Date:
Reporting   Jul-99
Month

Class  Class    Beginning  Interest    Interes    Principal           Total       Ending Balance
      Interest    Balance    Accrual   Payment    Payment          Distribution
       Rate
------------------------------------------------------------------------------------------
1-A1  0.000000%      $0.00      $0.00       $0.00      $0.00          $0.00          $0.00
1-A2  5.640000% $266,038,55  $1,250,381.  $1,250,3    $12,585,121   $13,835,502.89   $253,453,435.60
2-A1  0.000000%      $0.00      $0.00       $0.00      $0.00          $0.00          $0.00
2-A2  5.700000% $132,925,70  $631,397.10  $631,397    $98,297,057   $98,928,454.80   $34,628,647.87
B-1   5.890000% $43,444,460  $213,239.89  $213,239.89  $0.00        $213,239.89      $43,444,460.00
B-2   6.140000% $20,051,280  $102,595.72  $102,595.72  $0.00        $102,595.72      $20,051,280.00
B-3   6.890000% $10,025,650  $57,563.94   $57,563.94   $0.00        $57,563.94       $10,025,650.00
-----------------------------------------------------------------------------------
                $472,485,65  $2,255,177.  $2,255,1    $110,882,17   $113,137,357.24  $361,603,473.47



Class           Cusip   Priority        Principal  Interest
                                             Type    Type
-----------------------------------------------------------
1-A1        589962BH1     Senior        Sequential Floater
1-A2        589962BJ7     Senior        Sequential Floater
2-A1        589962BK4     Senior        Sequential Floater
2-A2        589962BL2     Senior        Sequential Floater
B-1         589962BM0 Subordinate       Sequential Floater
B-2         589962BN8 Subordinate       Sequential Floater
B-3         589962BP3 Subordinate       Sequential Floater
-----------------------------------------------------------



Payments per Bond Denomination
MERIT Series 10

Payment    28-Aug-99
Date:
Reporting   Jul-99
Month

                                                               Amounts Per Individual
                                                               Security
                                                    --------------------------------------------
Class     Original Original   Integral   Record  Interest         Interest Principal  Realized    Ending   Remaining
           Balance  % of Pool Denomination  Date    Accrual        Payment    Payment Losses     Balance   Principal
                                                                                                              Factor
---------------------------------------------------------------------------------------------------------------------

1-A1   $237,500,000.00 17.84%  $1,000.00 31-Jul-90 .00000000     0.00000000 0.00000000   $0.00       $0.00  0 .00000000
1-A2   $394,001,020.00 29.60%  $1,000.00 31-Jul-93 .17354818     3.17354818 31.94185048  $0.00 $253,453,435.0 .64328117
2-A1   $397,995,120.00 29.90%  $1,000.00 31-Jul-90 .00000000     0.00000000 0.00000000   $0.00       $0.00  0 .00000000
2-A2   $207,000,000.00 15.55%  $1,000.00 31-Jul-93 .05022754     3.05022754 474.86501304 $0.00 $34,628,647.80 .16728815
B-1    $43,444,460.00   3.26%  $1,000.00 31-Jul-94 .90833333     4.90833333 0.00000000   $0.00 $43,444,460.01 .00000000
B-2    $20,051,280.00   1.51%  $1,000.00 31-Jul-95 .11666667     5.11666667 0.00000000   $0.00 $20,051,280.01 .00000000
B-3    $10,025,650.00   0.75%  $1,000.00 31-Jul-95 .74166667     5.74166667 0.00000000   $0.00 $10,025,650.01 .00000000
---------------------------------------------------------------------------------------------------------------------
       $1,310,017,530.00                                                                       $361,603,473.47



Funds Account Activity Summary
MERIT Series 10

Payment    28-Aug-99
Date:
Reporting   Jul-99
Month


Collateral Proceeds Account

Beginning Balance          $0.00

Deposits                                            Withdrawals
Interest Net of Servicing Fee    $3,257,708.39      Interest Payments         $2,255,177.87
Principal                        $110,882,179.37    Principal Payment         $110,882,179.37
Deposits from Reserve Fund       $10,183,124.52     Surplus                   $916,791.29
Other Deposits                        $0.00         Dynex Servicing Fee       $85,739.23
                                                    Collateralized Reserve    $10,183,124.52
                                                    Fund

Total Deposits                   $124,323,012.28    Total Withdrawals         $124,323,012.28

                                                    Ending Balance               ($0.00)

Note: "Principal" and "Interest Net of Servicing Fee" includes Advances on Delinquencies

Credit Enhancement Summary
MERIT Series 10

Payment    28-Aug-99
Date:
Reporting   Jul-99
Month

                        Initial Coverage     Beginning Period   Adjustments     Losses     Ending Period
                                                 Coverage                                    Coverage1
                      --------------------------------------------------------------------------------------
Type        Purpose       %          $         %        $            $            $        %         $
------------------------------------------------------------------------------------------------------------

Credit Enhancement      2.00%    26,735,052.04.30%  21,301,686.40   0.00      345,424.72 5.60%  20,956,261.68

                      Beginning   Current   WithdrawalEnding
Type                   Balance    Deposits  for          Reserve Balance
                                            Losses
------------------------------------------------------------------------------
Collateralized           0.00    10,183,124.345,424.9,837,699.80
Reserve Fund
(Included in above coverage
amount)

Surplus Summary
Class         Total Distribution
---------------------------------
Surplus   $916,791.29

Loss Accrual
----------------------
Accrual         $0.00
Amount


Delinquency
Statistics
UNDERLYING LOANS*                 % of Underlying
                                       Loans
          # of Loans  Current    Current
                         Balance  Balance
--------------------------------------------
30 Days       51      $8,493,086   2.88%
60 Days       12      $2,506,705   0.85%
90 + days     27      $5,057,027   1.71%
F/C           12      $1,808,697   0.61%
REO           10      $1,545,154   0.52%
--------------------------------------------
              112     $19,410,669  6.58%

DIRECTLY HELD LOANS**              % of Directly
                                     Held Loans
          # of Loans  Current    Current
                         Balance  Balance
--------------------------------------------
30 Days       65      $4,582,262   6.22%
60 Days       18      $1,149,056   1.56%
90 + days     30      $3,293,014   4.47%
F/C           23      $3,561,866   4.84%
REO           27      $1,449,164   1.97%
--------------------------------------------
              163     $14,035,362  19.06%

Advances on Delinquencies :        $297,784
Non-Recoverable Advances on              $0
Delinquencies :


*Covered by various Pool Insurance policies
** Not covered by Pool
Insurance policy

1) Includes Loss
Accrual